- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                          -------------------------


                                   FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                  June 20, 1996


                          -------------------------


                             DISCOVERY ZONE, INC.
                             --------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      0-21854                   36-3877601
         --------                      -------                   ----------
(State or other jurisdiction       (Commission File            (IRS Employer
    of incorporation or                 Number)              Identification No.)
       organization)


              One Corporate Plaza
          110 East Broward Boulevard
           Fort Lauderdale, Florida                                   33301
           ------------------------                                   -----
   (Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code: (954) 627-2400


                          -------------------------

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

Item 5.    Other Events.

     The Registrant hereby incorporates by reference the information contained in Attachment A hereto in response to this Item 5.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DISCOVERY ZONE, INC.


                                         By: /s/ David A. Barclay
                                             ---------------------------------
                                             David A. Barclay
                                             Vice President and General Counsel


Date: June 20, 1996

                                                                      EXHIBIT A


                                                                        [LOGO]


FOR IMMEDIATE RELEASE                           CONTACT: Leslye Lewis-Page
                                                         (954) 627-2611


                      DISCOVERY ZONE NAMES NEW MEMBER
                           TO BOARD OF DIRECTORS

FORT LAUDERDALE, FL, JUNE 20, 1996 -- Discovery Zone, Inc. (ZONEQ) announced today that it appointed James M. Rippe, M.D. to its Board of Directors. Dr. Rippe, an associate professor of medicine at Tufts University School of Medicine, in Boston, Massachusetts, and director of The Center for Clinical and Lifestyle Research, in Shrewsbury, Massachusetts, is one of the leading authorities on health and fitness.

Rippe has written over 100 publications and 14 books on issues in medicine, health and fitness, and weight management. His current book, FIT OVER FORTY, explores lifestyle issues related to cardiovascular health targeted to people over the age of 40, and focuses on motivating people to take simple steps to take charge of their health and life. Dr. Rippe recently released new research at the American College of Sports Medicine's annual meeting on the physiological benefits of children's fitness at indoor playcenters and the preventive link to childhood obesity and inactivity. He comments regularly on health and fitness for USA TODAY, American Health and Prevention and has been featured on the Today Show, Good Morning America, PBS "Body Watch", CBS Morning and Evening News and CNN and in a variety of print media including the NEW
YORK TIMES, WALL STREET JOURNAL, LOS ANGELES TIMES and many monthly publications.

"We are pleased to have Dr. Rippe join our board of directors as Discovery
Zone continues to develop innovative approaches to fun and fitness for children in a safe stimulating play environment. His expertise and leadership in this field will be invaluable to our organization as we seek to reenergize the business," said Donna Moore, President and Chief Executive Officer of Discovery Zone.

Discovery Zone is the nation's leading operator of children's entertainment and indoor fitness facilities.